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                                                                   EXHIBIT 10.80
                    Amendment No. 1 to Employment Agreement

     This Amendment No. 1 to Employment Agreement is entered into as of this 3rd day of December 1999, by and between Vertel Corporation, a California corporation (the "Company") and Cyrus Irani, an individual ("Officer"), with respect to the following facts:

           A. On January 12, 1999, the Company and Officer entered into a written Employment Agreement (the "Employment Agreement").

           B. On December 3, 1999, the Company's Compensation Committee approved an amendment to Officer's Employment Agreement as hereinafter set forth.

     Now, therefore, in consideration of the foregoing and intending to be mutually bound, the parties hereto agree as follows:

           1. Section 5(b)(ii)(A) of the Employment Agreement shall be amended to read as follows:

           "Salary Continuance.  If Officer experiences an Involuntary
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           Termination before the second year anniversary of the date of this
           Agreement, Officer will be entitled to receive an amount equal to his or her regular monthly salary (subject to any applicable tax withholding) as of the time of termination for twelve (12) months following such termination (the "Original Term Severance Period"). If
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           Officer experiences an Involuntary Termination during any period of the Agreement following the second year anniversary of the date of this Agreement . . . ."

The remainder of such paragraph shall remain as currently written in the Employment Agreement.

           2. All other terms and conditions of the Agreement not expressly amended herein shall remain in full force and effect without any change

                           [Signature Page Follows]
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     The parties have executed this Agreement the date first written above.


                           VERTEL CORPORATION


                           By:
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                           Bruce W. Brown, President and Chief Executive Officer

                           Address:    21300 Victory Blvd., #1200
                                       Woodland Hills, CA 91367


                           NAME:       Cyrus Irani

                           Signature:
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                           Address:
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